SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2000


                                    FCNB CORP
             (Exact name of registrant as specified in its charter)


                Maryland                                52-1479635
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)


  7200 FCNB Court, Frederick, Maryland                    21703
(Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: (301)662-2191

Item 4. Changes in Registrant's Certifying Accountant.
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         On December 1, 2000,  Keller Bruner & Company,  LLP ("Keller  Bruner"),
the independent certified public accountants which audited FCNB Corp's financial statements for the year ended December 31, 1999, advised FCNB Corp that it had merged into McGladrey & Pullen, LLP and that Keller Bruner would no longer be the auditor for FCNB Corp.

         Keller Bruner's report on FCNB Corp's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

         During the period January 1, 1998 to December 31, 1999 and through the date on which they were merged, there were no disagreements with Keller Bruner on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Exhibits:

Exhibit No.                         Description
-----------                         -----------
16                                  Letter of Keller Bruner & Company, LLC


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FCNB CORP

                                           By:   /s/ A. Patrick Linton
                                               ---------------------------------
                                               A. Patrick Linton, President


Dated: December 7, 2000